Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Telefónica del Perú, S.A.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Juan Revilla Vergara, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted by Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2005

/s/ Juan Revilla Vergara

Name:	Juan Revilla Vergara
Title:	Chief Executive Officer